UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Plug Power Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

The registrant is filing definitive additional materials to correct an error in the form of proxy card attached to the registrant’s definitive proxy statement on Schedule 14A, filed May 23, 2017. The original form of proxy card incorrectly provided vote options of “For,” “Against,” and “Abstain” for Proposal 6. The attached corrected form provides the correct vote options of “3 Years, “2 Years,” “1 Year” and “Abstain” for Proposal 6. The actual proxy cards distributed to stockholders stated the correct vote options.

If you would like to reduce the costs incurred by our company in mailing proxy 1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Lucas P. Schneider 02 Gregory B. Graves 03 Douglas T. Hickey The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5. The Board of Directors recommends you vote 3 YEARS on the following proposal: For 0 0 Against 0 0 Abstain 0 0 1 year 0 2 years 0 3 years 0 Abstain 0 2. The approval of an Amendment and Restatement of the Company's Amended and Restated 2011 Stock Option and Incentive Plan. 6 The approval of the advisory proposal that an advisory vote on the compensation of the Company's Named Executive Officers be included in the Company's proxy statement every three (3) years. 3. The approval of the Fourth Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock by 300,000,000 shares. The Board of Directors recommends you vote FOR the following proposal: For 0 Against 0 Abstain 0 0 0 0 4. The approval of the issuance by the Company of shares of common stock representing more than 20% of the Company's issued and outstanding common stock upon the exercise of a warrant issued by the Company to Amazon.com NV Investment Holdings, LLC, a subsidiary of Amazon.com, Inc. 7 The ratification of KPMG LLP as the Company's Independent Auditors for 2017. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 0 Yes 0 0 No 0 0 0 5. The approval of the advisory resolution regarding the compensation of the Company's named executive officers. For address change/comments, mark here. (see reverse for instructions) Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000339512_1 R1.0.1.15 SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

FOR SECURITY PURPOSES, PLEASE BRING A VALID PICTURE ID IF YOU PLAN TO ATTEND THE MEETING Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com Annual Meeting of the Stockholders of PLUG POWER INC. June 28, 2017 at 10:00 AM Eastern Time The stockholder(s) hereby appoint(s) Gerard L. Conway, Jr. as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PLUG POWER INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on June 28, 2017, at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210 and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES NAMED IN ITEM 1, "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S AMENDED AND RESTATED 2011 STOCK OPTION AND INCENTIVE PLAN IN ITEM 2, "FOR" THE APPROVAL OF THE FOURTH CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY IN ITEM 3, "FOR" THE APPROVAL OF THE ISSUANCE OF AT LEAST 20% OF THE COMPANY'S COMMON STOCK UPON THE EXERCISE OF THE WARRANTS ISSUED BY THE COMPANY TO AMAZON.COM NV INVESTMENTS, LLC, A SUBSIDIARY OF AMAZON.COM, INC. IN ITEM 4, "FOR" THE APPROVAL OF THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS IN ITEM 5, "FOR" THE APPROVAL OF THE ADVISORY PROPOSAL THAT AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICER BE INCLUDED IN THE COMPANY'S PROXY STATEMENT EVERY THREE (3) YEARS IN ITEM 6, AND "FOR" THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2017 IN ITEM 7. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000339512_2 R1.0.1.15